LEHMAN BROTHERS
                                 ---------------


                   TREASURY CALLABLE STRIPS SERIES 1997-TRS-1
          (Underlying Securities will be United States Treasury STRIPS
                             Due November 15, 2024)

              Indicative Summary of Terms as of September 11, 1997

Transaction:                  Lehman Brothers will sell Trust Certificates
                              representing 100% beneficial interest an interest in the Underlying Securities, zero coupon bonds issued by the United States Treasury (the
                              "Underlying Securities"), with respect to which a Lehman Brothers entity retains a call option to purchase the Underlying Securities at predetermined prices (the "Call Price"), as indicated in Appendix 1 attached hereto.

Face Amount:                  $ 100,000,000 at maturity

Settlement Date:              September 26, 1997

Maturity Date:                November 15, 2024.  The Certificates may be called
                              earlier in accordance with their terms.

Issue Price:                  12.703

Coupon                        0%

Yield to Maturity/
Yield to Call:                7.75%

Call Dates:                   The Underlying Securities may be acquired on any
                              semi-annual call date (each, a "Redemption Date") by a Lehman Brothers entity at the applicable call price beginning November 15, 1998 and ending May 15, 2024.

Call Notice:                  Five Business Days prior to each Call Date

Call Price:                   The Call Price of the Underlying Securities on
                              each Redemption Date is listed in Appendix 1 attached hereto.

Minimum Denominations:        $1,000

Form:                         Book Entry, DTC

Sale Concession:              0.3%

Trustee:                      The Bank of New York

Underwriter:                  Lehman Brothers Inc.



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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------



                                   Appendix 1
                       Indicative Call Price Schedule (%)

Redemption Date        Call Price             Redemption Date       Call Price

11/15/98               13.849                  11/15/11              37.215
5/15/99                14.386                  5/15/12               38.657
11/15/99               14.943                  11/15/12              40.155
5/15/00                15.522                  5/15/13               41.711
11/15/00               16.124                  11/15/13              43.327
5/15/01                16.749                  5/15/14               45.006
11/15/01               17.398                  11/15/14              46.750
5/15/02                18.072                  5/15/15               48.561
11/15/02               18.772                  11/15/15              50.443
5/15/03                19.500                  5/15/16               52.398
11/15/03               20.255                  11/15/16              54.428
5/15/04                21.040                  5/15/17               56.537
11/15/04               21.855                  11/15/17              58.728
5/15/05                22.702                  5/15/18               61.004
11/15/05               23.582                  11/15/18              63.368
5/15/06                24.496                  5/15/19               65.823
11/15/06               25.445                  11/15/19              68.374
5/15/07                26.431                  5/15/20               71.023
11/15/07               27.455                  11/15/20              73.775
5/15/08                28.519                  5/15/21               76.634
11/15/08               29.624                  11/15/21              79.604
5/15/09                30.772                  5/15/22               82.688
11/15/09               31.965                  11/15/22              85.893
5/15/10                33.203                  5/15/23               89.221
11/15/10               34.490                  11/15/23              92.678
5/15/11                35.826                  5/15/24               96.270



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Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.